UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 16, 2025, Eightco Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). An aggregate of 124,001,803 shares of the Company’s common stock, which represented a quorum of the outstanding common stock entitled to vote as of the record date of November 4, 2025, were represented in person or by proxy at the Meeting.

The Company’s stockholders voted on the following proposals at the Meeting:

(1) Proposal No. 1 - The Charter Proposal - a proposal to approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock from 500,000,000 shares to 10,000,000,000 shares. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
120,264,112	3,715,234	22,455

(2) Proposal No. 2 - The Director Election Proposal - a proposal to elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors (the “Board”), to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors. The following is a tabulation of the votes with respect to this proposal:

Name	For	Abstain
Louis Foreman	120,326,195	3,675,609
Nicola Caiano	123,867,360	134,444

Accordingly, each of the directors were re-elected as members of the Board.

(3) Proposal No. 3 - The Accountant Ratification Proposal - a proposal to ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
123,887,888	14,593	99,321

(4) Proposal No. 4 - The Redomestication Proposal - a proposal to approve the redomestication of the Company from Delaware to Texas by conversion. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
120,299,516	3,604,902	97,385

(5) Proposal No. 5 - The Adjournment Proposal - a proposal to approve the adjournment of the Meeting to a later date or dates, if the Company determines that additional time is necessary to approve any or all of the foregoing proposals. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
120,270,575	3,713,942	17,286

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2025	EIGHTCO HOLDINGS INC.

	By:	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer